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             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549
                       ______________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE

               SECURITIES EXCHANGE ACT OF 1934
                       ______________

Date of Report (Date of earliest event reported) January 12,
                            1995


               J.P. MORGAN & CO. INCORPORATED
   (Exact name of registrant as specified in its charter)


        DELAWARE                1-5885              13-2625764
 (State or other juris-      (Commission          (IRS Employer
       diction of            File Number)      Identification No.)
     incorporation)


        60 WALL STREET, NEW YORK, NEW YORK
10260-0060
     (Address of principal executive offices)
(Zip Code)


    Registrant's telephone number, including area code (212)
                          483-2323

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                            _____


      (Former name or former address, if changed since last
                           report)
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ITEM 5.  OTHER EVENTS

         On January 12, 1995, the Registrant issued a press release announcing its earnings for the three-month and twelve-month periods ended
         December 31, 1994. A copy of such press release is filed herein as
         Exhibit 99.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE. The financial statements included in this report are not required to be filed as part of this report.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

             99.  Copy of press release of J.P. Morgan & Co.

             Incorporated dated January 12, 1995.

                         SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED
                        ______________________________
                        (REGISTRANT)







                        /s/  PATRICIA A. JONES
                        ____________________________
                        NAME: PATRICIA A. JONES
                        TITLE: MANAGING DIRECTOR


DATE: January 12, 1995